Rule 497(c)
                                                        Registration No. 33-8746

                                    [GRAPHIC]



PROSPECTUS

                  THE TOCQUEVILLE FUND
                  THE TOCQUEVILLE SMALL CAP VALUE FUND
                  THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                  THE TOCQUEVILLE GOLD FUND

February 28, 1999


This Prospectus covers four different Funds of the Tocqueville Trust. You will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus. Please read carefully before you invest or send money.

Tocqueville Asset Management L.P. acts as Investment Advisor to each Fund.




















The Securities and Exchange Commission has not approved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you otherwise is committing a crime.

                                Table of Contents
                                -----------------

The Tocqueville Fund - Risk/Return Summary........................................................................3


The Tocqueville Small Cap Value Fund-Risk/Return Summary..........................................................4


The Tocqueville International Value Fund - Risk/Return Summary....................................................6


The Tocqueville Gold Fund - Risk/Return Summary...................................................................8


Fee Table.........................................................................................................9


Investment Objectives, Principal Investment Strategies and Related Risks.........................................11


Risks of Investing in the Funds..................................................................................13


Management of the Funds..........................................................................................15


Shareholder Information..........................................................................................17


Dividends, Distributions and Tax Matters.........................................................................20


Financial Highlights.............................................................................................21


                              THE TOCQUEVILLE FUND
                               RISK/RETURN SUMMARY

Investment Objective
The Tocqueville Fund's investment objective is long-term capital appreciation.

Investment Strategies
The Tocqueville Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies.

The Tocqueville Fund follows a value approach to investing, meaning that it seeks to invest in companies that the Investment Advisor has identified as out of favor or undervalued. The Investment Advisor will identify companies that are undervalued based on its judgment of relative value and growth potential. This judgment will be primarily based on:

                  o        the company's past growth and profitability; or
                  o the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The Investment Advisor will generally consider the following stocks to be out of favor:

                  o stocks which have underperformed market indices such as the Standard & Poor's Composite Index for at least one year; and
                  o        companies which have a historically  low stock price
                           in  relation  to  the  company's   sales,   potential
                           earnings or underlying assets.

The Investment Advisor will purchase stocks for the Fund's portfolio when they meet the above criteria and have a limited risk of further decline. The Investment Advisor will sell stocks when they are no longer considered to be good values.

Principal Risks
You may lose money by investing in The Tocqueville Fund. The Fund is subject to the following risks:

o        the stock markets may go down; and
o a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

Bar Chart and Performance Table
The following chart demonstrates the risks of investing in The Tocqueville Fund and the volatility of the Fund's returns over time by showing changes in the Fund's performance from December 31, 1989 through December 31, 1998. Sales loads are not included in the total returns shown in the chart. If they had been included, the total returns would be less than those shown.

 [OBJECT OMITTED]

The Tocqueville Fund's annual total returns for the calendar years ended December 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996, 1997 and 1998 were
17.54%,  1.47%, 12.41%,  16.95%,  22.52%,  -0.76%,  28.17%,  23.62%,  25.84% and
-0.09%, respectively.

During this period, the best performance for a quarter was 13.37% (for the quarter ended 6/30/97). The worst performance was -16.49% (for the quarter ended 9/30/98).

The following table also demonstrates these risks by showing how the Fund's average annual returns compare with those of the Standard & Poor's 500 Index. Sales loads are included in the annual returns shown in the table.
Past performance is not an indication of future performance.


------------------------------------- ----------------------------------- ----------------------------------- ----------------------
Average Annual Returns as of          One Year                            5 years                             10 years
12/31/98
------------------------------------- ----------------------------------- ----------------------------------- ----------------------
The Tocqueville Fund                  -4.09%                              13.67%                              13.81%
------------------------------------- ----------------------------------- ----------------------------------- ----------------------
Standard & Poor's 500 Index           28.58%                              24.06%                              19.21%
------------------------------------- ----------------------------------- ----------------------------------- ----------------------
------------------------------------- ----------------------------------- ----------------------------------- ----------------------



                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                               RISK/RETURN SUMMARY

Investment Objective
The Tocqueville Small Cap Value Fund's investment objective is long-term capital appreciation.

Investment Strategies
The Small Cap Value Fund seeks to achieve its investment objective by investing at least 65% of its total assets in common stocks of companies located in the United States that have market values of less than U.S. $1 billion ("small cap companies").

The Small Cap Value Fund follows a value approach to investing, meaning that it seeks to invest in companies that the Investment Advisor has identified as out of favor or undervalued. The Investment Advisor will identify companies that are undervalued based on its judgment of relative value and growth potential. This judgment will be primarily based on:

                  o        the company's past growth and profitability; or
                  o the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The Investment Advisor will generally consider the following stocks to be out of favor:

                  o stocks which have underperformed market indices such as the Standard & Poor's Composite Index for at least one year; and
                  o        companies which have a historically  low stock price
                           in  relation  to  the  company's   sales,   potential
                           earnings or underlying assets.

The Investment Advisor will purchase stocks for the Fund's portfolio when they meet the above criteria and have a limited risk of further decline. The Investment Advisor will sell stocks when they are no longer considered to be good values.

Principal Risks
You may lose money by investing in the Small Cap Value Fund. The Fund is subject to the following risks:

o       the stock markets may go down; and
o a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

In addition, there are unique risks associated with investing in small cap stocks, including:

o small companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and
o small cap stocks are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

Bar Chart and Performance Table
The following chart demonstrates the risks of investing in the Small Cap Value Fund and the volatility of the Fund's returns over time by showing changes in the Fund's performance from December 31, 1995 through December 31, 1998. Sales loads are not included in the total returns shown in the chart. If they had been included, the total returns would be less than those shown. [bar chart]

The Small Cap Value Fund's annual total returns for the calendar years ended December 31, 1995, 1996, 1997 and 1998 were 23.21%, 25.03%, 23.37% and -5.59%, respectively.

During this period, the best performance for a quarter was 17.39% (for the quarter ended 9/30/97). The worst performance was -22.58% (for the quarter ended 9/30/98).

The following table also demonstrates these risks by showing how the Fund's average annual returns compare with those of the Russell 2000 Index. Sales loads are included in the annual returns shown in the table. Past performance is not an indication of future performance.


------------------------------------- ----------------------------------- -----------------------------------
Average Annual Returns as of          One Year                            Since Inception 8/1/94
12/31/98
------------------------------------- ----------------------------------- -----------------------------------
Tocqueville Small Cap Value Fund      -9.40%                              13.76%
------------------------------------- ----------------------------------- -----------------------------------
Russell 2000 Index                    -2.55%                              14.87%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------


                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                               RISK/RETURN SUMMARY

Investment Objective
The Tocqueville International Value Fund's investment objective is long-term capital appreciation consistent with preservation of capital.

Investment  Strategies
The International Value Fund seeks to achieve its investment objective by investing in common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in at least three different countries, which may include developed and emerging market countries. The Fund will invest primarily in medium to large size companies traded on the principal international markets.

The Intermational Value Fund follows a value approach to investing, meaning that it seeks to invest in companies that the Investment Advisor has identified as out of favor or undervalued. The Investment Advisor will identify companies that are undervalued based on its judgment of relative value and growth potential. This judgment will be primarily based on:

                  o        the company's past growth and profitability; or
                  o the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The Investment Advisor will generally consider the following stocks to be out of favor:

                  o stocks which have underperformed market indices such as the Standard & Poor's Composite Index for at least one year; and
                  o        companies which have a historically  low stock price
                           in  relation  to  the  company's   sales,   potential
                           earnings or underlying assets.


The Investment Advisor will purchase stocks for the Fund's portfolio when they meet the above criteria and have a limited risk of further decline. The Investment Advisor will sell stocks when they are no longer considered to be good values.

Principal Risks
You may lose money by investing in the International Value Fund. The Fund is subject to the following risks:

o        the stock markets may go down; and
o a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

In addition, there are special risks associated with investing in foreign securities, including:

o    the value of foreign currencies may decline relative to the US dollar;
o    a foreign government may expropriate the Fund's assets; and
o political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund's investments to decline.

Bar Chart and Performance Table
The following chart demonstrates the risks of investing in the International Value Fund and the volatility of the Fund's returns over time by showing changes in the Fund's performance from December 31, 1995 through December 31, 1998. Sales loads are not included in the total returns shown in the chart. If they had been included, the total returns would be less than those shown.

[OBJECT OMITTED]

The International Value Fund's annual total returns for the calendar years ended December 31, 1995, 1996, 1997 and 1998 were 6.45%, 24.48%, -30.86% and 6.12%, respectively.

During this period, the best performance for a quarter was 33.63% (for the quarter ended 12/31/98). The worst performance was -28.47 (for the quarter ended 6/30/98).

The following table also demonstrates these risks by showing how the Fund's average annual returns compare with those of the Morgan Stanley EAFE Index. Sales loads are included in the annual returns shown in the table. Past performance is not an indication of future performance.


---------------------------------------- -------------------------------------- -------------------------------------
Average Annual Returns as of 12/31/98    1 Year                                 Since Inception 8/1/94
---------------------------------------- -------------------------------------- -------------------------------------
The Tocqueville International Value      1.92%                                  -1.71%
Fund
---------------------------------------- -------------------------------------- -------------------------------------
Morgan Stanley EAFE Index                20.00%                                 8.12%
---------------------------------------- -------------------------------------- -------------------------------------


                            THE TOCQUEVILLE GOLD FUND
                               RISK/RETURN SUMMARY

Investment Objective
The  Tocqueville  Gold  Fund's   investment   objective  is  long-term   capital
appreciation.

Investment Strategies
The Gold Fund seeks to achieve its investment objective by investing at least 65% of its total assets in gold and securities of companies located throughout the world that are engaged in mining or processing gold ("gold related securities"). The Fund may also invest in other precious metals and securities of companies that are engaged in mining or processing other precious metals ("other precious metal securities"). However, no more than 10% of the Fund's total assets may be invested directly in gold bullion and other precious metals.

The Gold Fund follows a value approach to investing, meaning that it seeks to invest in companies that the Investment Advisor has identified as out of favor or undervalued. The Investment Advisor will identify companies that are undervalued based on its judgment of relative value and growth potential. This judgment will be primarily based on:

                  o        the company's past growth and profitability; or
                  o the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The Investment Advisor will generally consider the following stocks to be out of favor:

                  o stocks which have underperformed market indices such as the Standard & Poor's Composite Index for at least one year; and
                  o        companies which have a historically  low stock price
                           in  relation  to  the  company's   sales,   potential
                           earnings or underlying assets.

The Investment Advisor will purchase stocks for the Fund's portfolio when they meet the above criteria and have a limited risk of further decline. The Investment Advisor will sell stocks when they are no longer considered to be good values.

Principal Risks
You may lose money by investing in the Gold Fund. The Fund is subject to the following risks:

o        the stock markets may go down; and
o a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

The Gold Fund is subject to the special risks associated with investing in gold and other precious metals including:

o the price of gold or other precious metals may be subject to wide fluctuation;
o        the market for gold or other precious metals is relatively limited;
o the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and
o        the market for gold and other precious metals is unregulated.

The Gold Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives 10% or more of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

In addition, there are special risks associated with investing in foreign securities, including:

o        the value of foreign currencies may decline relative to the US dollar;
o        a foreign government may expropriate the Fund's assets; and
o political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund's investments to decline.

FEE TABLE

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:


                                                                            Small Cap
                                                              Tocqueville     Value      International       Gold
                                                                 Fund         Fund         Value Fund        Fund
                                                                 ----         -----        ----------        ----


Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as %          4.00%          4.00%            4.00%        4.00%
of offering Price)
Maximum Deferred Sales Charge (Load)                            None           None             None         None
Maximum Sales Charge (Load) Imposed on Reinvested               None           None             None         None
Dividends/Distributions

Redemption Fee                                                     *              *                *            *
Exchange Fee                                                      **             **               **           **

Annual Fund Operating Expenses (expenses that are
deducted from Fund assets):
(as a % of average net assets)
Advisory Fee                                                     .75%           .75%             .94%        1.00%
Rule 12b-1 Fee (1)                                               .25%           .25%             .25%         .25%
Other Expenses                                                   .39%           .67%             .81%     2.98%(2)
                                                                 ----           ----             ----     --------
Total Annual Fund Operating Expenses                            1.39%          1.67%            2.00%     4.23%(2)



                                              ----------------------

(1) Under each Fund's Distribution Plan, the Advisor is permitted to carry forward expenses not reimbursed by the distribution fee to subsequent fiscal years for submission by the Fund for payment, subject to the continuation of the Plan. These amounts are not recognized in the Fund's financial statements as expenses and liabilities, since the Distribution Plan can be terminated on an annual basis without further liability to the Fund. The Rule 12b-1 fee may represent the equivalent of an annual asset-based sales charge to an investor. As a result of 12b-1 fees, a long-term shareholder in the Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc.
(2) With respect to the Gold Fund, Other Expenses and Total Annual Fund Operating Expenses are 0.73% and 1.98%, respectively, after voluntary waiver and/or reimbursement of expenses by the Investment Advisor. If the Investment Advisor decides during the current fiscal year that it cannot continue to waive or reimburse expenses, shareholders will receive 30 days notice of the change.
* The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.
**       The Transfer Agent charges a $5 fee for each telephone exchange.

Example:
 This example is to help you compare the cost of investing in the Tocqueville Funds with the cost of investing in other mutual funds.

 The Example assumes that:
o       you invest $10,000 in the Fund for the time periods indicated;
o       your  investment has a 5% return each year; and
o       the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:



                                                                   1 Year     3 Years      5 Years      10 Years
                                                                   -------    -------      -------      --------
Tocqueville Fund                                                    $536        $822       $1,130        $2,002

Tocqueville Small Cap Value Fund                                    $563        $905       $1,271        $2,297

Tocqueville International Value Fund                                $595       $1,002      $1,435        $2,634

Tocqueville Gold Fund*                                              $808       $1,632      $2,470        $4,621


*With respect to the Gold Fund, your costs of investing in the Fund reflect the amount you would pay if we did not reimburse the Fund for some or all of the Other Expenses. If we continue to reimburse the Fund's expenses as we are currently doing, your actual costs for those periods would be lower than the amounts shown. These examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Who may want to invest in the Funds?
o        investors who want a diversified portfolio
o        long-term investors with a particular goal, like saving for retirement
o        investors  who want  potential  growth  over time

o        investors who can tolerate  short-term  fluctuations in net asset value
         (NAV) per share

Who may want to invest in:

o The Tocqueville Fund? Investors who are willing to assume market risk of United States securities in the short-term for potentially higher gains in the long-term.
o The Small Cap Value Fund? Investors who are comfortable with assuming the added risks associated with small cap stocks in return for the possibility of long-term rewards.
o The International Value Fund? Investors who want to diversify their portfolio by investing in different countries and investors who are willing to accept the additional risks associated with investment in foreign securities.
o The Gold Fund? Investors who want to diversify their portfolio or investors who want an investment that may provide protection against inflation or currency devaluation and are willing to accept the additional risks associated with investment in gold and gold related securities.

The Funds may not be appropriate for investors who:
     - are not willing to take any risk that they may lose money on their investment
     -  primarily want stability of their investment  principal
     - primarily want to invest in a particular sector or in particular industries, countries, or regions
     -  require  current income

Keep in mind that mutual fund shares:
     -  are not deposits of any bank

     - are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency
     - are subject to investment risks, including the possibility that you could lose money.

    INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
Long-term capital appreciation is the investment objective of The Tocqueville Fund, the Small Cap Value Fund and the Gold Fund. The investment objective of the International Value Fund is long-term capital appreciation consistent with preservation of capital.

Principal Investment Strategies

The Tocqueville Fund, the Small Cap Value Fund, the International Value Fund and the Gold Fund each follow a value approach to investing, meaning that they seek to invest in companies that the Investment Advisor has identified as out of favor or undervalued. The Investment Advisor will identify companies that are undervalued based on its judgment of relative value and growth potential. This judgment will be primarily based on:

                  o        the company's past growth and profitability; or
                  o the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The Investment Advisor will generally consider the following stocks to be out of favor:

                  o stocks which have underperformed market indices such as the Standard & Poor's Composite Index for at least one year; and
                  o companies which have a historically low stock price in relation to the company's sales, potential earnings or underlying assets.

The Tocqueville Fund will seek to achieve its investment objective by investing primarily in common stocks of United States companies.

         While the Tocqueville Fund will primarily invest in common stocks of United States companies, the Fund may also invest:

o up to 25% of its total assets in common stocks of foreign companies traded in the U.S. or American Depository Receipts (ADRs);
o        up to 10% of its total assets in gold bullion from U.S. institutions;
o up to 5% of its net assets in repurchase agreements, which are fully collateralized by obligations of the U.S. Government or U.S. Government Agencies; and
o up to 5% of its total assets in debt instruments convertible into common stock.

The Small Cap Value Fund will seek to achieve its investment objective by investing at least 65% of its total assets in common stocks of companies located in the United States that have market values of less than U.S. $1 billion ("small cap companies").

         The Small Cap Value Fund looks for companies that are strong proprietary businesses, either out of favor or less well known in the financial community, or undervalued in relation to their potential long-term  growth  or  earning  power.  Strong  proprietary  businesses
         generally  have  some  but  not   necessarily   all  of  the
         following characteristics: capable management; good finances; strong manufacturing; broad distribution; and products which are somewhat differentiated from products offered by their competitors.

         The Small Cap Value Fund may also invest:

                  o up to 25% of its total assets in common stock of small cap companies located in developed countries in Europe and Asia;
                  o up to 25% of its total assets in common stock of foreign companies that are traded in the United States or American Depository Receipts (ADRs);
                  o up to 5% of its net assets in repurchase agreements which are fully collateralized by obligations of the U.S. Government or U.S. Government Agencies or short-term money market securities; and
                  o up to 10% of its total assets in investment grade debt securities convertible into common stock.

The International Value Fund invests primarily in common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in at least three different countries located outside the United States, which may include developed and emerging market countries. The Fund may also invest up to 20% of its assets in the United States. The Fund will generally invest in medium to large size companies traded on the principal international markets, but may also invest in smaller companies traded on smaller regional markets.

         The Investment Advisor will allocate the International Value Fund's investments among individual countries based on the following criteria:

                  o the relative economic growth potential of the economy;
                  o        the performance of markets in the region;
                  o        expected levels of inflation;
                  o        government policies  influencing business conditions;
                           and
                  o        the  outlook  for  currency relationships.

         The International Value Fund may invest without limit in companies located in emerging market countries, which may involve additional risks such as political instability and currency devaluation. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include any country in the world except the United States, Australia, Canada, Japan, New Zealand, and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

         The International Value Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts, and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Investment Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

The Gold Fund will invest at least 65% of its total assets in gold and securities of companies located throughout the world that are engaged in mining or processing gold ("gold related securities"). The Fund may also invest in other precious metals and securities of companies that are engaged in mining or processing other precious metals ("other precious metal securities"). However, no more than 10% of the Fund's total assets may be invested directly in gold bullion and other precious metals. The Fund's investments may include foreign securities and small capitalization issuers.

         The Gold Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Investment Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

Borrowing

Each Fund may borrow up to 10% of the value of its total assets from banks at prevailing interest rates for extraordinary or emergency purposes. A Fund may not purchase additional securities when borrowings exceed 5%.

Temporary Investments
When current market, economic, political or other conditions are unsuitable for a Fund's investment objective, each Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.

Additional Investment Techniques

In addition to the techniques described above, each Fund may employ investment techniques that are not principal investment strategies of the Fund. Each Fund may enter into repurchase agreements and invest in illiquid and restricted securities. The Small Cap Value Fund, the International Value Fund and the Gold Fund may invest in other investment companies. The Tocqueville Fund, the Small Cap Value Fund and the Gold Fund may sell securities short. The International Value Fund and the Gold Fund may invest in futures and options on securities, indices and currencies. Each of these investment techniques involves additional risks which are described in more detail in the Statement of Additional Information.

Risks of Investing in the Funds
As with all mutual funds, investing in our Funds involves certain risks. We cannot guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one of our Funds.

Some of the investment techniques we use involve greater amounts of risk. We discuss these investment techniques in detail in the Statement of Additional Information. To reduce risk, the Funds are subject to certain limitations and restrictions, which we also describe in the Statement of Additional Information.

You should consider the risks described below before you decide to invest in any of our Funds.

Risks of Investing in Mutual Funds The following risks are common to all mutual funds:

o Market Risk is the risk that the market value of a security a Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.
o Manager Risk is the risk that a Fund's portfolio manager may use an investment strategy that does not achieve the Fund's objective or may fail to execute a Fund's investment strategy effectively.
o Portfolio Turnover Risk. Frequent trading by a Fund will result in higher Fund expenses and higher capital gains distributions, which would increase your tax liability. We anticipate that the portfolio turnover rate for each Fund should not exceed 150% in any one year.
o Year 2000 Risk. The operations of the Funds, their ability to use services provided by third parties, or their portfolio investments could be disrupted by problems related to the failure of computer systems to properly process and calculate date-related information starting on January 1, 2000. The Funds or their service providers could have problems performing various functions such as calculating net asset value, redeeming shares, delivering account statements and providing other information to shareholders.

Risks of Investing in Foreign Securities
Each Fund may invest a portion of its assets in foreign securities. The following risks are common to mutual funds that invest in foreign securities:

o Legal and Regulatory Risk is the risk that the laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S.

     requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.
o Currency Risk is the risk that the Net Asset Value of a Fund will be adversely affected by the devaluation of foreign currencies or by a change in the exchange rate between the U.S. dollar and the currencies in which a Fund's stocks are denominated. The Funds may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.
o Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may
     involve  longer  settlement   periods  and  higher   transaction  costs.
o Expropriation Risk. Foreign governments may expropriate a Fund's investments either directly by restricting the Fund's ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of a Fund to pursue and collect a legal judgment against a foreign government.
o Political Risk. Political or social instability or revolution in certain countries in which a Fund invests, in particular emerging market countries, may result in the loss of some or all of the Fund's investment in these countries.
o Euro Risk. The recent conversion of the currency of certain European countries to the common currency called the "Euro" may subject a Fund to additional risks to the extent the Fund invests in these countries. The Euro could fail as a new currency, forcing participating countries to return to their original currency which could result in increased trade costs, decreased corporate profits or other adverse effects. The profit margins of companies in which a Fund invests may decrease due to the competitive impact of the Euro, failure to modify information technology systems to accommodate the Euro, or increased currency exchange costs. In addition, the Funds' service providers could fail to make appropriate systems modifications to accomodate the conversion to the Euro.

Risks of Investing in Debt Securities
Each Fund may invest a portion of its assets in debt securities. The following risks are common to mutual funds that invest in debt securities:

o Interest Rate Risk is the risk that an increase in interest rates will cause the value of a debt security to decline. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
o Credit (or default) Risk is the risk that the issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.
o Inflation Risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.
o Reinvestment Risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

                             Management of the Funds

Investment Advisor

Tocqueville Asset Management L.P., 1675 Broadway, New York, New York 10019, acts as Investment Advisor to each Fund under separate investment advisory agreements which provide that the Investment Advisor identify and analyze possible investments for each Fund, and determine the amount, timing, and form of those investments. The Investment Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, on a regular basis, and recommending when to sell the investments. All purchases and sales of securities in each Fund's portfolio by the Investment Advisor are subject at all times to the policies set forth by the Board of Trustees. The Investment Advisor has been in the asset management business since 1990 and currently has over $800 million in assets under management.

The Investment Advisor receives a fee from: (1) both The Tocqueville Fund and The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of .75% on the first $100 million of the average daily net assets of each Fund, .70% of average daily net assets in excess of $100 million but not exceeding $500 million, and .65% of average daily net assets in excess of $500 million; (2) The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $50 million but not exceeding $100 million, and .65% of the average daily net assets in excess of $100 million; and (3) The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of average daily net assets in excess of $1 billion.

Portfolio Management

Francois Sicart is the co-manager of the Tocqueville Fund and the portfolio manager of the International Value Fund. Mr. Sicart, the Chairman of
Tocqueville Management Corporation and the general partner of the Investment Advisor, has been a principal manager of the Tocqueville Fund since its inception in 1987. Prior to forming the Investment Advisor, and for the 18 year period from 1969 to 1986, he held various senior positions within Tucker Anthony, Incorporated, where he managed private accounts.

Robert W. Kleinschmidt is the co-manager of the Tocqueville Fund. Mr. Kleinschmidt is the President of Tocqueville Management Corporation. He previously held executive positions at the investment management firm David J. Greene & Co. He has been co-manager of The Tocqueville Fund since joining Tocqueville in 1991.

Jean-Pierre Conreur is the portfolio manager of the Small Cap Value Fund. Mr. Conreur, a graduate of Lycee Chanzy in 1954, was employed as a research analyst at Tucker Anthony, Incorporated from April 1976 to December 1983. From December 1983 to March of 1990, he held the position of Vice President--Foreign Department at Tucker Anthony. Mr. Conreur is a Director of Tocqueville
Management Corporation. He is also a trustee of the Investment Advisor's retirement plan.

John Hathaway is the portfolio manager of the Gold Fund. Mr. Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with Tocqueville since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.

HOW THE FUNDS VALUE SHARES

The NAV, multiplied by the number of fund shares you own, gives you the value of your investment.

Each Fund's share price, called its NAV, is calculated as of the close of the New York Stock Exchange (normally at 4:00 p.m. Eastern Time) on each day that the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of a Fund's investments plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received prior to 4:00 p.m. Eastern time are priced according to the NAV per share next determined on that day. Purchase orders received after 4:00 p.m. are priced according to the NAV per share next determined on the following day.

Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Funds do not price their shares. In this case, the NAV of the Fund's shares may change on days when you are not able to purchase or redeem your shares.

Fund securities that are traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market will be valued in a manner as similar as possible to the above, or at the latest available price. Investments in gold bullion will be valued at fair market value determined on the basis of the mean between the latest bid and asked prices based on dealer or exchange quotations. If there are no readily available quotations for securities, they will be valued at fair value as determined by the Board of Trustees acting in good faith.

You can obtain the NAV of the Funds by calling 1-800-697-3863

Shareholder Information

Investment Minimums.

Minimum Initial Investment

Regular (non-retirement)                                                 $1,000*
Retirement Account                                                       $  250

*The $1,000 minimum investment may be allocated among the Funds provided that you invest at least $250 in each Fund you wish to invest in.

Minimum Subsequent Investment                                             $  100

We may reduce or waive the minimum investment requirements in some cases.

                      HOW THE FUNDS CALCULATE SALES CHARGES

     The initial sales charge, imposed upon a sale of shares, varies according to the size of the purchase as follows:


                                                                                                                    Concession
                                                                                Initial Sales Charge                to Dealers
                                                                                --------------------                ----------
                                                                              % of              % of Net               % of
                                                                            Offering             Amount               Offering
       Amount of Purchase                                                     Price              Invested              Price
                                                                             ------             ---------              -----
       Less than $100,000............................................         4.00                4.16                 3.50
       $100,000 to $249,999..........................................         3.50                3.63                 3.00
       $250,000 to $499,000..........................................         2.50                2.56                 2.00
       $500,000 to $999,999..........................................         1.50                1.52                 1.00
       $1,000,000 and over...........................................         1.00                1.01                 0.50



Distribution Plans

Each Fund has adopted a distribution plan (each a "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plans, a Fund may incur distribution expenses related to the sale of its shares of up to .25% per annum of the Fund's average daily net assets

How to Purchase Shares of the Funds You may purchase shares of the Funds through:

o        The Funds' distributor, Tocqueville Securities, L.P.
o        Authorized securities dealers
o        The Funds' transfer agent, Firstar Mutual Fund Services, LLC

Purchases of Shares without a Sales Charge
The following types of purchases may be made without an initial sales charge:

o        Purchases through certain brokerage accounts
o        Purchases by "Qualified Persons"
o        Purchases through certain investment advisors
o        Purchases through 401(k), 403(b) and 457 retirement plans
o        Purchases  by persons who have  redeemed  shares of a fund within the last 30 days
o        Purchases by shareholders who held shares of a fund prior to January 1,
         1994

Please call the Transfer Agent at 1-800-697-3863 for more information about how to purchase shares without paying the initial sales charge.

Reduced Initial Sales Charges
You may qualify for a reduced initial sales charge if you:

o        qualify for a cumulative quantity discount;
o        are a member of a "qualified group"; or
o        sign a Letter of Intent.

The reduced initial sales charges apply to the aggregate of purchases of shares of a Fund made at one time by any "person", which term includes an individual, spouse and children under the age of 21, or a trustee or other fiduciary of a trust, estate or fiduciary account.

Please call the Transfer Agent at 1-800-697-3863 for more information about how to qualify for a reduced initial sales charge.

Methods of Payment

By Check: To purchase by check, you should:
o        Complete and sign the account application
o To open a regular account, write a check payable to The Tocqueville Trust [name of fund]
o To open a retirement account, write a check payable to the custodian or trustee
o Send your account application and check or exchange request to one of the following addresses:

Regular Mail:
The Tocqueville Trust - [name of Fund]
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Overnight Mail or Express:
The Tocqueville Trust - [name of Fund]
c/o Firstar Mutual Fund Services, LLC
615 East Michigan Street
Mutual Fund Services, 3rd Floor
Milwaukee, WI  53202

By Wire: To purchase by wire, call the Transfer Agent at 1-800-697-3863 between 9 a.m. and 6 p.m. Eastern Time on any day the New York Stock Exchange is open for business to get an account number and detailed instructions. For all accounts opened by wire transfer, you must then provide the Transfer Agent with a signed purchase application marked "Follow Up". Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Instruct your bank to wire funds to:

Firstar Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022

Credit:  Firstar Trust Company
Account #:  112952137

Further credit:  The Tocqueville Trust - [name of fund]
Name of shareholder and account number (if known)

By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of a Fund. The minimum is $100 per transaction and there must be a minimum of seven days between automatic purchases. You will receive the NAV per share as of the date the debit is made. To establish an Automatic Investment Account complete and sign Section F of the Purchase Application and send it to the Transfer Agent.

How to Redeem Shares. You may redeem shares by mail or telephone. Payment for shares redeemed by written request will be made within three business days of receipt of the request provided the request is in "good order." A redemption request is in "good order" if it complies with the following:

o if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below;

o        if  share   certificates  have  been  issued,   you  must  endorse  the
         certificates and include them with the redemption request;

o all signatures on the redemption request and endorsed certificates must be guaranteed by a commercial bank which is a member of the FDIC, a trust company, or a member firm of a national securities exchange; and

o your request must include any additional legal documents concerning authority and related matters in the cases of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the check clears, whichever occurs first. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below.

By Mail:  To redeem by mail, please:
o        Provide your name and account number;
o        Specify the number of shares or dollar amount and the Fund name;
o Sign the redemption request (the signature must be the same as the one on your account application).
o Make sure all parties that are required by the account registration sign the request; and
o Send your request to the appropriate address above under purchasing by mail.

If the proceeds from a redemption are to be sent to an address of record, a signature guarantee of all signers is also required.

By Telephone: You may redeem your shares of a Fund by telephone if you authorized telephone redemption on your account application. To redeem by telephone, call the Transfer Agent at 1-800-697-3863 and provide your name and account number, amount of redemption and names of the Fund. For your protection against fraudulent telephone transactions, we will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as we follow these procedures, we will not be liable for any loss or cost to you if we act on instructions to redeem your account that we reasonably believe to be authorized by you. You will be notified if we refuse telephone redemption or exchange. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request my mail or overnight courier.

Additional Shareholder Services

Systematic Withdrawal Plan: You may establish a systematic withdrawal plan if you own shares of any Fund worth at least $10,000. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed to you at regular intervals. For additional information or to request an application for this Plan, please call Firstar Mutual Fund Services, LLC at 1-800-697-3863.

Exchange Privilege. Subject to certain conditions, you may exchange shares of a Fund for shares of another Fund of The Tocqueville Trust at that Fund's then current net asset value. No initial sales charge is imposed on the shares being acquired through an exchange. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Fund acquired through the exchange. You should note that any exchange, which may only be made in states where shares of the Funds of The Tocqueville Trust are qualified for sale, may create a gain or loss to be recognized for federal income tax purposes. Exchanges must be made between accounts having identical registrations and addresses. Exchanges may be authorized by telephone.

You may also exchange shares of any or all of an investment in the Funds for shares of the Firstar Money Market Fund, the Firstar Tax-Exempt Money Market Fund, the Firstar Intermediate Bond Market Fund, or the Firstar U.S. Government Fund (collectively the "Money Market Funds"). This Exchange Privilege is a convenient way for you to buy shares in a Money Market or Bond

Fund in order to respond to changes in your goals or market conditions. Before exchanging into the Money Market or Bond Funds, you should read the Funds' Prospectus. To obtain the Money Market Funds' Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The Firstar Funds are managed by Firstar Investment Research and Management Company, an affiliate of Firstar Trust Company. The Firstar Funds, including the Money Market Funds, are unrelated to The Tocqueville Trust.

Because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from using the Exchange Privilege at any time, without notice. Excessive use of the Exchange Privilege is defined as more than five exchanges per calendar year. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares. The Transfer Agent charges a $5 fee for each telephone exchange.

Check Redemption. You may request on the Purchase Application or by later written request to establish check redemption privileges for any of the Money Market Funds. The redemption checks ("Checks") will be drawn on the Money Market Fund in which you have made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the Transfer Agent.

Additional Exchange and Redemption Information

o Small Accounts. The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption
o Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. If the check does not clear, you will be responsible for the loss. This delay can be avoided by purchasing shares by wire or certified bank checks.
o Exchange Limit. In order to limit expenses, we reserve the right to limit the total number of exchanges you can make in any year to five.
o Suspension of Redemptions. We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.
o Verification of Identity. If you redeem or exchange shares by telephone, we will use reasonable procedures to verify your identity. As long as we follow these procedures, we will not be liable for any loss or cost to you if we act on instructions that we reasonably believe to be authorized by you.




                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

Dividends and Capital Gains Distributions. All Funds distribute all or most of their net investment income and net capital gains to shareholders. Dividends (investment income) for all the Funds are normally declared and paid at least annually. The Funds also distribute net capital gains (if any) at least annually.

Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to the initial sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Tocqueville Fund. You may authorize either of these options by calling the Transfer Agent at 1-800-697-3863 and requesting an optional shareholder services form. You must complete the form and return it to the Transfer Agent before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend. If you purchased shares of a Fund on or before the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and represents, in substance, a return of basis (your cost); however you will be subject to Federal income taxes on this distribution.

Tax Issues. The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. You should consult a tax professional for the tax consequences of investing in our Funds as well as for information on state and local taxes which may apply. A statement that provides the Federal income tax status of the Funds' distributions will be sent to shareholders promptly at the end of each year.

o Distributions to Shareholders. Distributions to shareholders fall into two tax categories. The first category is ordinary income distributions.
     Ordinary income distributions are distributions from the Funds, which includes dividends, foreign currency gains and short-term capital gains. Long-term capital losses and foreign currency losses are used to offset ordinary income. The second category of distribution is capital gains distributions. Capital gains distributions are distributions of a Fund's long-term capital gain it receives from selling stocks within its portfolio. Short-term capital losses are used to offset long-term capital gain. You have to pay taxes on both distributions even though you have them automatically reinvested. On some occasions a distribution made in January will have to be treated for tax purposes as having been distributed on December 31 of the prior year.

o Gain or Loss on Sale of Shares of a Fund. You will recognize either a gain or loss when you sell shares of your Fund. The gain or loss is the difference between the proceeds of the sale (the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss that can be used to offset short-tern capital gains on those shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund 30 days before or after the sale, a deduction for the loss is generally disallowed (a wash sale).

o Foreign Source Income and Withholding Taxes. Some of the Funds' investment income may be subject to foreign income taxes that are withheld at the source. If the Funds meet certain legal requirements, they may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or since the Fund's inception if it has been in existence less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. McGladrey & Pullen, LLP audited this information. McGladrey & Pullen's report along with further detail on the Fund's financial statements are included in the annual report, which is available upon your request by calling 1-800-697-3863.

                                            THE TOCQUEVILLE FUND


           --------------------------------------------------------------------------------------------
                                                       Year Ended October 31,
                                                       ----------------------
Per share operating performance               1998               1997          1996          1995        1994
                                              ----               ----          ----          ----        ----

(For a share outstanding throughout the
period)
Net asset value, beginning of period               $20.21         $15.85        $14.07        $13.74      $13.67
                                                   ------         ------        ------        ------      ------

Income from investment operations:
Net investment income                               0.06            0.06          0.07          .015        .012
Net realized and unrealized gain(loss)             (0.93)           5.15          2.92          1.70        0.88
                                                   ------           ----          ----          ----        ----

Total from investment operations                   (0.87)           5.21          2.99          1.85        1.00
                                                   ------           ----          ----          ----        ----

Less distributions
Dividends from net investment income               (0.06)         (0.06)        (0.15)        (0.11)      (0.14)
Distributions from net realized gains              (2.28)         (0.79)        (1.06)        (1.41)      (0.79)
                                                   ------         ------        ------        ------      ------

Total distributions                                (2.34)         (0.85)        (1.21)        (1.52)      (0.93)
                                                   ------         ------        ------        ------      ------

Change in net asset value for the period           (3.21)           4.36          1.78          0.33        0.07
                                                   ------           ----          ----          ----        ----
Net asset value, end of period                     $17.00         $20.21        $15.85        $14.07      $13.74
                                                   ------         ------        ------        ------      ------

Total Return (b)                                   (4.6%)          34.5%         22.7%         16.0%        7.7%
Ratios/supplemental data
Net assets, end of period (000)                   $61,566        $64,998       $42,414       $33,438     $29,140
Ratio to average net assets:
   Expenses (a)                                     1.39%          1.40%         1.49%         1.54%       1.54%
   Net investment income (loss) (a)                  .35%           .34%          .44%         1.07%       0.87%
Portfolio turnover rate                               35%            48%           48%           47%         52%


--------------------
      (a) Net of fees waived amounting to 0.25%, 0.16% and 0.02% of average net assets for the periods ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively.
      (b)             Does not include  maximum  sales  charge of 4%.

                                       THE TOCQUEVILLE SMALL CAP VALUE FUND



           --------------------------------------------------------------------------------------------


                                                                                                  Period From
                                                           Year Ended October 31,                August 1, 1994
                                                           ----------------------                      to
Per share operating performance                      1998         1997         1996         1995  October 31,
                                                     ----         ----         ----         ----  -----------

(For a share outstanding throughout the                                                               1994
                                                                                                      ----
period)
Net asset value, beginning of period               $16.30       $13.37       $11.91       $10.22      $10.00
                                                   ------       ------       ------       ------      ------

Income from investment operations:
Net investment income                              (0.15)        (0.05)       (0.10)       (0.05)       0.02
Net realized and unrealized gain(loss)             (1.83)         4.44         2.33         1.96        0.20
                                                   ------         ----         ----         ----        ----

Total from investment operations                   (1.98)         4.39         2.23         1.91        0.22
                                                   ------         ----         ----         ----        ----

Less distributions
Dividends from net investment income                    -           -            -        (0.03)           -
Distributions from net realized gains              (1.73)       (1.46)       (0.77)       (0.19)           -
                                                   ------       ------       ------       ------           -

Total distributions                                (1.73)       (1.46)       (0.77)       (0.22)           -
                                                   ------       ------       ------       ------           -

Change in net asset value for the period           (3.71)         2.93         1.46         1.69        0.22
                                                   ------         ----         ----         ----        ----
Net asset value, end of period                     $12.59       $16.30       $13.37       $11.91      $10.22
                                                   ------       ------       ------       ------      ------

Total Return (b)                                  (13.4)%        36.0%        19.7%        19.2%        2.2%
Ratios/supplemental data
Net assets, end of period (000)                   $21,610      $20,587      $11,545       $9,383      $6,755
Ratio to average net assets:
   Expenses (a)                                     1.67%        1.75%        2.36%        2.50%    2.08%(c)
   Net investment income (loss) (a)               (1.12)%       (.81)%      (1.18)%      (0.53)%    0.85%(c)
Portfolio turnover rate                               62%          95%         107%          88%          9%


--------------------
(a) Net of fees waived amounting to 0.35%, 0.33%, 0.33% and 0.75% of average net assets for the periods ended October 31, 1997, October 31, 1996, October 31, 1995, and October 31, 1994, respectively.
(b) Does not include maximum sales charge of 4%. For the period ended October 31, 1994, not annualized.
(c)       Annualized.

                                     THE TOCQUEVILLE INTERNATIONAL VALUE FUND


           --------------------------------------------------------------------------------------------


                                                                                                  Period From
                                                           Year Ended October 31,                August 1, 1994
                                                           ----------------------                      to
Per share operating performance                      1998         1997         1996         1995  October 31,
                                                     ----         ----         ----         ----  -----------

(For a share outstanding throughout the                                                               1994
                                                                                                      ----
period)
Net asset value, beginning of period               $10.19       $12.57       $10.83       $10.02      $10.00
                                                   ------       ------       ------       ------      ------

Income from investment operations
Net investment income (loss)                        0.10        (0.03)         0.16        (0.01)      (0.04)
Net realized and unrealized gain(loss)             (2.07)       (1.67)         1.58         0.82        0.06
                                                   ------       ------         ----         ----        ----

Total from investment operations                   (1.97)       (1.70)         1.74         0.81        0.02
                                                   ------       ------         ----         ----        ----

Less distributions
Dividends from net investment income               (0.11)       (0.06)            -            -           -
Distributions from net realized gains                  -        (0.62)            -            -           -
                                                    -----       ------        -----        -----           -

Total distributions                                (0.11)       (0.68)            -            -           -
                                                   ------       ------        -----        -----           -

Change in net asset value for the period           (2.08)       (2.38)         1.74         0.81        0.02
                                                   ------       ------         ----         ----        ----
Net asset value, end of period                      $8.11       $10.19       $12.57       $10.83      $10.02
                                                    -----       ------       ------       ------      ------

Total Return (b)                                  (19.4)%      (14.3)%        16.1%         8.1%        0.2%
Ratios/supplemental data
Net assets, end of period (000)                   $68,415      $60,963      $23,932       $6,270      $2,516
Ratio to average net assets:
   Expenses (a)                                     2.00%        1.99%        1.98%        4.43%    6.18%(c)
   Net investment income (loss) (a)                  .64%         .16%        1.45%      (0.53)%  (2.47)%(c)
Portfolio turnover rate                               77%          70%         135%         109%          0%


--------------------
(a) Net of fees waived amounting to 0.11%, 0.55%, 1.28% and 1.00% of average net assets for the periods ended October 31, 1997, October 31, 1996, October 31, 1995, and October 31, 1994, respectively.
(b) Does not include maximum sales charge of 4%. For the period ended October 31, 1994, not annualized.
(c)       Annualized.

          [back cover page]

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information: The Statement of Additional Information and annual and semi-annual reports are available without charge upon your request by calling us at (800) 697-3863 or by calling or writing a broker-dealer or other financial intermediary that sells our Funds. This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Website at http://www.sec.gov. In addition, this information may be obtained for a fee by writing or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-6009. You can obtain information about the operation of the SEC's Public Reference Room by calling (800) SEC-0330.

You are invited to visit our website at www.tocqueville.com

Investment Company Act file no. 811-4840.

                                                                     Rule 497(c)
                                                        Registration No. 33-8746


STATEMENT OF ADDITIONAL INFORMATION - February 28, 1999



                              THE TOCQUEVILLE TRUST


                              THE TOCQUEVILLE FUND
                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                            THE TOCQUEVILLE GOLD FUND


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus and should be read in conjunction with the Trust's current Prospectus, copies of which may be obtained by writing The Tocqueville Trust, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or calling (800) 697-3863.

         This Statement of Additional Information relates to the Trust's Prospectus which is dated February 28, 1999.


                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

Fund History............................................................... 2
Investment Policies and Risks.............................................. 2
Investment Restrictions.................................................... 8
Management................................................................. 9
Control Persons and Principal Holders of Securities........................11
Investment Advisory and Other Services.....................................11
Portfolio Transactions and Brokerage Allocation............................13
Allocation of Investments..................................................14
Computation of Net Asset Value.............................................14
Purchase and Redemption of Shares..........................................15
Tax Matters................................................................15
Performance Calculation....................................................21
General Information........................................................22
Reports....................................................................23
Financial Statements.......................................................23

                                  FUND HISTORY

      The Tocqueville Trust (the "Trust") is a Massachusetts business trust organized on September 17, 1986 currently consisting of separate funds (the
"Fund" or the "Funds"). Each Fund is an open-end, diversified management investment company with a different investment objective. This Statement of Additional Information relates to the following funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund. The Tocqueville Fund's investment objective is long-term capital appreciation primarily through investments in securities of United States issuers. The Tocqueville Small Cap Value Fund's (the "Small Cap Fund") investment objective is long-term capital appreciation primarily through investments in securities of small-capitalization issuers located in the United States. The Tocqueville International Value Fund's (the "International Fund") investment objective is long-term capital appreciation consistent with preservation of capital primarily through investments in securities of non-U.S. issuers. The Tocqueville Gold Fund's (the "Gold Fund") investment objective is long-term capital appreciation through investments in gold, securities of companies located throughout the world that are engaged in mining or processing gold ("gold related securities"), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals ("other precious metal securities"). In each Fund, there is minimal emphasis on current income. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Funds' Prospectus.

                          INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of each Fund set forth in the Prospectus. Each Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.

Writing Covered Call Options on Securities and Stock Indices

           The International Fund and the Gold Fund may write covered call options on optionable securities or stock indices of the types in which they are permitted to invest from time to time as their Investment Advisor determines is appropriate in seeking to attain their objective. A call option written by a Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

           Each Fund may write only covered call options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

           Each Fund will receive a premium for writing a covered call option, which increases the return of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

           Each Fund may terminate an option it has written prior to the option's expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by a Fund.

Purchasing Put and Call Options on Securities and Stock Indices

           The International Fund and the Gold Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in Market value.

           The International Fund and the Gold Fund may each also purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

           The Gold Fund may also purchase puts and calls on gold and other precious metals that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.

Borrowing

           Each Fund may, from time to time, borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

Repurchase Agreements

           Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Funds will receive interest from the institution until the time when the repurchase is to occur.

           Each Fund will always receive as collateral U.S. Government or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and each Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Funds attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Futures Contracts

           The Gold Fund and the International Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

           Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

           Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

           After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

           In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

           When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

           A Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

           A Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restricted Securities

           Each Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market. The Investment Advisor will determine the liquidity of Rule 144A securities under the supervision of the Board of Trustees. The liquidity of Rule 144A securities will be monitored by the Investment Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Temporary Investments

           The Funds do not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Funds, and any current income derived from a Fund's portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Investment Advisor, each Fund may invest up to 100% of its assets in U.S. Government obligations or "high-quality" debt obligations of companies incorporated and having principal business activities in the United States. When a Fund's assets are so invested, they are not invested so as to meet the Fund's investment objective. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization ("NRSRO") (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation ("S&P") or "P-1" or "P-2" by Moody's Investors Service, Inc. ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Investment Advisor to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees (the "Trustees").

Portfolio Turnover

           It is anticipated that the annual turnover rate for each Fund should not exceed 150%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

Investments In Debt Securities

           With respect to investment by the Small Cap Fund, the International Fund and the Gold Fund in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of each Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Investment Advisor, of equivalent quality to "investment grade" securities. "Investment grade"
securities are those rated within the four highest quality grades as determined by Moody's or S&P . Securities rated Aaa by Moody's and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

 Investments In Other Investment Companies

           The Small Cap Fund, the International Fund and the Gold Fund may invest in other investment companies. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Investment Advisor has agreed to waive its management fees with respect to the portion of a Fund's assets invested in shares of other investment companies.

Short Sales

           The Tocqueville Fund, the Small Cap Fund and the Gold Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Any gain realized by a Fund on such sales will be recognized at the time the Fund enters into the short sales.

Risks Associated With Foreign Investments

           General. Consistent with their respective investment objectives and policies, the Tocqueville Fund, the Small Cap Fund and the Gold Fund may invest indirectly in foreign assets through ADRs, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank, and may directly or indirectly invest in securities of foreign issuers. Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of each Fund's portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

           The value of each Fund's investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When a Fund invests in foreign securities they will usually be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. Thus, each Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Special Risks Associated With The Tocqueville International Value Fund.

           In addition to the risks described above, the economies of other countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

            The Fund may invest, without limit, in companies located in emerging markets. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include every country in the world except the United States, Australia, Canada, Japan, New Zealand and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. Specifically, any change in the leadership or policies of the governments of emerging market countries in which the Funds invest or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse certain beneficial economic policies of such countries and thereby eliminate any investment opportunities which may currently exist.

Risk Factors in Futures Transactions

           Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

           The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Investment Advisor does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

           Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Conclusion

           Unlike the fundamental investment objective of each Fund set forth above and the investment restrictions set forth below which may not be changed without shareholder approval, the Funds have the right to modify the investment policies described above without shareholder approval.


                             INVESTMENT RESTRICTIONS

           The following fundamental policies and investment restrictions have been adopted by the Funds and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of a Fund which, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Funds may not:

                (1)   issue senior securities;

                (2) concentrate their investments in particular industries. Less than 25% of the value of a Fund's assets will be invested in any one industry;

                (3) with respect to 75% of the value of a Fund's assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund;

                (4) make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

                (5) borrow money except from banks and not in excess of 10% of the value of a Fund's total assets. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets;

                (6)  buy  or  sell  real  estate,   commodities,   or  commodity
           contracts, except a Fund may purchase or sell futures or options on futures;

                (7)   underwrite securities;

                (8) invest in precious metals other than in accordance with a Fund's investment objective and policy, if as a result the Fund would then have more than 10% of its total assets (taken at current value) invested in such precious metals; and

                (9) participate in a joint investment account.

           The following restrictions are non-fundamental and may be changed by the Funds' Board of Trustees. Pursuant to such restrictions, the Funds will not:

                (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund;

                (2) purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund;

                (3) invest more than 10% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

                (4) except for The Tocqueville International Value Fund, invest in securities of foreign issuers other than in accordance with the respective Fund's investment objective and policy, if as a result a Fund would then have more than 25% of its total assets (taken at current value) invested in such foreign securities.


                                   MANAGEMENT

           The overall management of the business and affairs of each Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust or each Fund and persons or companies furnishing services to the Funds, including a Fund's agreement with an investment advisor, custodian and transfer agent. The day-to-day operations of the Funds are delegated to each Fund's officers subject always to the investment objectives and policies of each Fund and to general supervision by the Trust's Board of Trustees.

           The Trustees and officers and their principal occupations are noted below. Unless otherwise indicated the address of each Trustee and executive officer is 1675 Broadway, New York, New York 10019.

Francois Daniel Sicart,* Chairman, Principal Executive Officer and Trustee. Chairman and Chief Executive Officer, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January, 1990 to present; Chairman and Chief Executive Officer, Tocqueville Asset Management Corp. from December, 1985 to January, 1990; Vice Chairman of Tucker Anthony Management Corporation, from 1981 to October 1986; Vice President (formerly general partner) and other positions with Tucker Anthony, Inc. from 1969 to January, 1990.

James B. Flaherty, Trustee. President and Partner, Troutbeck Conference Center and Country Inn from October, 1979 to present; Vice President, Leedsville Realty and Construction Corp. from 1980 to present; Associate Creative Director, Young and Rubicam Advertising, and Dentsu, Young and Rubicam from March, 1983 to February, 1985; Creative Director and Senior Vice President, Tinker Campbell Ewald from October, 1977 to November, 1980; Partner/owner of Freshfields
Restaurant, W. Cornell, CT; President/Creative Director of JBF Ltd., an advertising company.

Inge Heckel, Trustee. Management Consultant, 1988 to present; Executive Director, Princess Grace Foundation U.S.A. from June, 1986 to September, 1988; Vice President and Assistant Secretary, The Asia Society from September, 1984 to June, 1986; Executive Director, Metropolitan Boston Zoos from September, 1982 to July, 1984; President, Bradford College, Bradford, Massachusetts from September, 1979 to June, 1982; Trustee of Bradford College; Former Director and Chairman, Public Relations Committee, International Counsel of Museums

(UNESCO); Former Director, BayBank/Merrimack Valley; Member, Art Advisory Board, Mount Holyoke College Art Museum.

Robert Kleinschmidt,* President, Principal Operating Officer and Trustee. President, Tocqueville Asset Management L.P. from January, 1994 to present and Managing Director from July, 1991 to January, 1994. Partner, David J. Greene & Co., May, 1978 to July, 1991. Assistant Vice President, Irving Trust Co., July, 1976 to May, 1978.

Francois Letaconnoux, Trustee. President, Lepercq de Neuflize & Co. from July, 1993 to present; Director, Lepercq 99 First Management Inc. from 1988 to present; Director, Lepercq de Neuflize & Co., Inc. (investment bank) from 1988 to present; Managing Director, Lepercq Capital Partners (real estate investment firm), from 1974 to present.

Bernard F. Combemale, Trustee. Investment Management Consultant, 1981 to present; Chairman and Chief Executive Officer, Trusthouse Forte Inc., 1984 to 1988; Chairman of the Executive Committee & Director, Western World Insurance Company, 1981 to present; Director, Westco Holding Corporation, 1981 to present; Director, The French-American Foundation, 1980 to present; Trustee, The Princess Grace Foundation - U.S.A., 1980 to present.

Kieran Lyons, Vice President, Principal Financial Officer, Secretary and Treasurer. Chief Financial Officer, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January, 1992 to present. Certified Public Accountant, Pegg & Pegg, February, 1985 to January, 1992.

Lucille G. Bono, Trustee. Financial services consultant, 1997 to present; Operations and administrative manager, Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to November 1997; similar responsibilities, Tocqueville Asset Management Corp., December 1985 to January 1990; operations and administration staff, Tucker Anthony Inc. (and predecessors), April 1954 to January 1990.

Larry M. Senderhauf, Trustee. President, LMS 33 Corp., 1983 to present; Vice President, NCCI Corp. 1985 to present; President, Cash Unlimited, 1980-1986;
President, Financial Exchange Corp., 1981-1986; President, LMS Development Corp., 1986-1995; Vice President, Pacific Ring Enterprises, 1982-1995.

           Under the terms of the Massachusetts General Corporation Law, the Funds may indemnify any person who was or is a Trustee, officer or employee of each Fund to the maximum extent permitted by the Massachusetts General
Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Funds only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by a Fund to any Trustee or officer of the Fund for any liability to a Fund or it shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

           The Funds do not pay direct remuneration to any officer of a Fund. As of January 31, 1999, the Trustees and officers as a group owned beneficially 3.03% of The Tocqueville Fund's outstanding shares, 0.63% of the International Fund's outstanding shares, 0.91 % of the Small Cap Fund's outstanding shares, and 1.14% of the Gold Fund's outstanding shares, all of which were acquired for investment purposes. Certain of the Trustees and officers may have investment discretion for institutional and private accounts which own shares of the Funds, however the Trustees and officers do not have the power to vote such shares and have disclaimed beneficial ownership of such shares. For the fiscal year ended October 31, 1998, the Trust paid the "disinterested" Trustees an aggregate of $32,500; each disinterested Trustee received $1,250 per Board meeting and $250 per Audit Committee meeting. "Interested" Trustees do not receive Trustees' fees. The Trust did not reimburse Trustee expenses.

           The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:

Name of Person,                     Aggregate           Pension or         Estimated Annual            Total
Position                           Compensation         Retirement           Benefits Upon         Compensation
                                    from Fund        Benefits Accrued         Retirement           from Fund and
                                                      as Part of Fund                              Fund Complex
                                                         Expenses                                Paid to Trustees
Francois Sicart                       $    0            $    0                $    0                $    0
Lucille G. Bono                       $5,500            $    0                $    0                $5,500
Bernard F. Combemale                  $5,500            $    0                $    0                $5,500
James B. Flaherty                     $5,500            $    0                $    0                $5,500
Inge Heckel                           $5,500            $    0                $    0                $5,500
Robert Kleinschmidt                   $    0            $    0                $    0                $    0
Francois Letaconnoux                  $5,000            $    0                $    0                $5,000
Larry M. Senderhauf                   $5,500            $    0                $    0                $5,500


               Control Persons and Principal Holders of Securities

           As of January 31, 1999, the following shareholders owned 5% or more of a Fund's shares:

-     The Tocqueville Fund:

          Tocqueville Asset Management L.P. held discretion over 1,334,176.309 shares (37%).

-     The Tocqueville Small Cap Value Fund:

          Tocqueville Asset Management L.P. held discretion over 885,421.834 shares (52%).

-     The Tocqueville International Value Fund:

          Tocqueville Asset Management L.P. held discretion over 7,447,219.364 shares (88%).

-     The Tocqueville Gold Fund:

          Tocqueville Asset Management L.P. held discretion over 752,480.034 shares (85%)

The address of Tocqueville Asset Management L.P. is 1675 Broadway, New York, New York 10019.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

           Tocqueville Asset Management L.P. (the "Investment Advisor"), 1675 Broadway, New York, New York 10019, acts as the Investment Advisor to each Fund under a separate investment advisory agreement (the "Agreement" or "Agreements"). Each Agreement provides that the Investment Advisor identify and analyze possible investments for each Fund, determine the amount and timing of such investments, and the form of investment. The

Investment Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in each Fund's portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Investment Advisor also provides certain administrative and managerial services to the Funds. The Investment Advisor is an affiliate of Tocqueville Securities, L.P., the Funds' distributor.

           The Investment Advisor receives a fee from: (1) both the Tocqueville Fund and the Tocqueville Small Cap Value Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of .75% on the first $100 million of the average daily net assets of each Fund, .70% of average daily net assets in excess of $100 million but not exceeding $500 million, and
 .65% of average daily net assets in excess of $500 million; (2) the Tocqueville International Value Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of 1.00% on the first $50 million of the average daily net assets, .75% of average daily net assets in excess of $50 million but not exceeding $100 million, and .65% of the average daily net assets in excess of $100 million; and (3) the Tocqueville Gold Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund,
 .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of average daily net assets in excess of $1 billion. Each fee is accrued daily for the purposes of determining the offering and redemption price of such Fund's shares. The advisory fees are higher than that paid by most investment companies but the Board of Trustees believes them to be reasonable in light of the services each Fund receives thereunder. For the years ended October 31, 1995, 1996, 1997 and 1998, with respect to The Tocqueville Fund, the
Investment  Advisor  earned  advisory fees of $240,219,  $256,312,  $265,262 and
$498,857  respectively,   after  waivers  of  $0,  $36,154,   $133,423  and  $0,
respectively. For the fiscal years ended October 31, 1995, 1996, 1997 and 1998, with respect to the Small Cap Fund, the Investment Advisor earned advisory fees of $58,456, $62,717, $62,294 and $171,076, respectively, after waivers of
$4,147, $19,096, $54,172 and $0, respectively. For the fiscal years ended October 31, 1995, 1996, 1997 and 1998, with respect to the International Fund, the Investment Advisor earned advisory fees of $0, $99,116, $382,042 and $605,315, respectively, after waivers of $35,890, $68,161, $51,247 and $0, respectively. Finally, for the period June 29, 1998 (commencement of operations) to October 31, 1998 with respect to the Gold Fund, the Investment Advisor earned advisory fees of $0, after waivers of $18,773.

           Under the terms of the Agreements, each Fund pays all of its expenses (other than those expenses specifically assumed by the Investment Advisor and each Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

           Each Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by the Investment Advisor, or by holders of a majority of each Fund's outstanding shares. Each Fund's Agreement will continue for two years from its effective date and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Agreement and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

Distribution Plans

           Each Fund has adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (each a "Plan"). The Plans provide that a Fund may incur distribution expenses related to the sale of shares of up to .25% per annum of such Fund's average daily net assets.

           Each plan provides that a Fund may finance activities which are primarily intended to result in the sale of each Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including Tocqueville Securities L.P. ("Tocqueville Securities") who enter into agreements with each Fund or its distributor. The Tocqueville Fund accrued after waiver $80,011, $97,578, $132,895 and $166,286, respectively, in distribution expenses for the fiscal years ended October 31, 1995, 1996, 1997 and 1998, respectively. The Small Cap Fund accrued after waiver $0, $14,595, $38,822 and $57,026, respectively, in distribution expenses for the fiscal years ended October 31, 1995, 1996, 1997 and 1998, respectively. The International Value Fund accrued after waiver $0, $27,121, $111,467 and $160,106, respectively, in distribution expenses for the fiscal years ended October 31, 1995, 1996, 1997 and 1998, respectively. The Gold Fund accrued after waiver $4,693 in distribution expenses for the period June 29, 1998 to October 31, 1998.

           As of October 31, 1998, the Tocqueville Fund, Small Cap Value Fund, International Fund and Gold Fund had $194,956, $85,011, $62,006, and $11,644, respectively, (0.29%, 0.37%, 0.09%, and 0.21%, respectively, as a percentage of each Fund's net assets) of unreimbursed distribution expenses.

            In approving the Plans in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the "disinterested" Trustees, as defined in the 1940 Act) considered various factors and determined that there is a reasonable likelihood that each Plan will benefit its Fund and its shareholders. Each Plan will continue in effect from year to year if specifically approved annually (a) by the majority of such Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the disinterested Trustees. While the Plans remain in effect, each Fund's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to each of the Plans must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plans are in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

Administrative Services Agreement

           Tocqueville Asset Management L.P., supervises administration of the Funds pursuant to an Administrative Services Agreement with each Fund. Under the Administrative Services Agreement, Tocqueville Asset Management L.P. supervises the administration of all aspects of each Fund's operations, including each Fund's receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at each Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds. Those persons, as well as certain employees and Trustees of the Funds, may be directors, officers or employees of (and persons providing services to the Funds may include) Tocqueville Asset Management L.P. and its affiliates. For these services and facilities, Tocqueville Asset Management L.P. receives with respect to each Fund a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

           Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund are made by the Investment Advisor. The Investment Advisor is authorized to allocate the orders placed by it on behalf of a Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Investment Advisor for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Advisor shall determine and the Investment Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. In addition, the Investment Advisor may consider sales of shares of each Fund and of any other funds advised or managed by the Investment Advisor as a factor in the selection of unaffiliated brokers to execute portfolio transactions for each Fund, subject to the requirements of best execution. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, a Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

           In selecting a broker to execute each particular transaction, the Investment Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and, the value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay an unaffiliated broker that provides research services to the Investment Advisor for each Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction of the Investment Advisor's ongoing responsibilities with respect to the Funds. For the fiscal year ended October 31, 1996, the Tocqueville Fund, Small Cap Fund and International Fund paid total brokerage commissions on portfolio transactions in the amount of $103,140, $101,089 and $130,401, respectively. For the fiscal year ended October 31, 1997, the Tocqueville Fund, Small Cap Fund and International Fund paid total brokerage commissions on portfolio transactions in the amount of $101,313, $132,304 and $421,839, respectively. For the fiscal year ended October 31, 1998, the Tocqueville Fund, Small Cap Fund, International Fund and Gold Fund paid total brokerage commission on portfolio transactions in the amount of $103,729, $175,638, $622,309 and $44,719, respectively. Commissions earned by Tocqueville Securities L.P., the Funds' distributor for services rendered as a registered broker-dealer in securities transactions for the fiscal years ended October 31, 1996, 1997 and 1998, respectively, were: the Tocqueville Fund: $39,665, $63,555, $62,053 and $30,907, respectively; the Small Cap Fund: $23,016, $47,933, $67,534 and $108,144, respectively; the International Fund: $0, $1,509, $4,177 and $37,427, respectively. For the Gold Fund, commissions earned by Tocqueville Securities L.P. for the fiscal year ended October 31, 1998 were 6,990. For the fiscal year ended October 31, 1998, the percentage of each Fund's brokerage commissions paid, and the aggregate dollar amount of transactions involving the payment of such commissions, to Tocqueville Securities L.P. were: The Tocqueville Fund: 32.1% and $20,273,792, respectively; the Small Cap Fund: 61.6% and $28,853,700, respectively; the International Fund: 6.1% and $7,192,629, respectively; and the Gold Fund: 15.6% and $1,456,093, respectively.

                            ALLOCATION OF INVESTMENTS

           The Investment Advisor has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Funds. As such, there will be times when the Investment Advisor may recommend purchases and/or sales of the same portfolio securities for each Fund and its other clients. In such circumstances, it will be the policy of the Investment Advisor to allocate purchases and sales among the Funds and its other clients in a manner which the Investment Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by each Fund.


                         COMPUTATION OF NET ASSET VALUE

           Each Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. Each Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by a Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of a Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short "against the box" will be valued at market as determined above; however, in instances where a Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Investments in gold bullion will be valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchanges quotations. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.


                        PURCHASE AND REDEMPTION OF SHARES

           A complete description of the manner by a which a Fund's shares may be purchased and redeemed, including discussions concerning the front-end sales load appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.


                                   TAX MATTERS

           The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

           Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

           In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

           In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box". However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss.

           Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future;
(2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

           In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

           Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

           Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

           A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

           Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

           Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

           In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

           If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

           A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

           For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

           Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

           Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Such dividends paid by the Tocqueville Fund and the Small Cap Fund will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Such dividends paid by the Government and the International Fund generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

           A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

           Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

           Ordinary income dividends paid by the Tocqueville Fund and the Small Cap Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3) and (4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). Since an insignificant portion of the International Fund will be invested in stock of domestic corporations, the ordinary dividends distributed by the Fund will generally not qualify for the dividends-received deduction for corporate shareholders.

           Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

           Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

           Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

           Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

           Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

           Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

           A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

           If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and
(3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders

           Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

           If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

           If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

           In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

           The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

           The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

           Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                             PERFORMANCE CALCULATION

           For purposes of quoting and comparing the performance of each Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under rules promulgated by the Securities and Exchange Commission ("SEC"), a fund's advertising performance must include total return quotations calculated according to the following formula:

           P(1 + T)n    =  ERV
           Where:          P = a hypothetical initial payment of $1,000
                           T = average annual total return
                           n = number of years (1, 5 or 10)
                 ERV       = ending  redeemable  value of a hypothetical  $1,000
                           payment, made at the beginning of the 1,5 or 10 year period, at the end of such period (or fractional portion thereof.)

           Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods of a Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by a Fund would be included at that time.

           In addition to the total return quotations discussed above, a Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                               a-b
                YIELD =   2[( ----- +1)6-1]
                               cd

     Where:       a =  dividends and interest earned during the period.
                  b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                  d = the maximum offering price per share on the last day of the period.

           Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

           Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           Calculated pursuant to the SEC's formula and assuming an ending redeemable value of an initial $1,000 investment, The Tocqueville Fund's total return for the 1 year, 3 year, 5 year and 10 year periods ended October 31, 1998 was (4.59), 16.32%, 14.48% and 14.01%, respectively; the total return for the Small Cap Fund for the 1 year, 3 year and since inception periods ended October 31, 1998 was (13.37)%, 12.15%, and 13.57%, respectively; the total return for the International Fund for the 1 year, 3 year and since inception periods ended October 31, 1998 was (19.41)%, (7.11)%, and (3.27)%, respectively.


                               GENERAL INFORMATION

Organization And Description Of Shares Of the Trust

           The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust's Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of four series, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to "The Tocqueville Trust," and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each Fund and to approve the Investment Advisory Agreement and Distribution Plan.

           The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

           Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                                    REPORTS

           Shareholders receive reports at least semi-annually showing each Fund's holdings and other information. In addition, shareholders receive financial statements examined by the Trust's independent accountants.


                              FINANCIAL STATEMENTS

           The Financial Statements for each Fund for the fiscal year ended October 31, 1998 and for the six months ended April 30, 1998, respectively, are incorporated by reference from the Annual Report to Shareholders dated October 31, 1998.


                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Kramer Levin Naftalis & Frankel LLP 919 Third Avenue, New York, N.Y. 10022, is counsel for the Trust. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, N.Y. 10017-2416, has been appointed independent accountants for the Trust.


                              SHAREHOLDER INQUIRIES

     Shareholder inquiries should be directed to The Tocqueville Trust c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: [name of Fund], or may be made by calling 1-800-697-3863.


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